UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: June 14, 2011

(Date of earliest event reported)

AGILYSYS, INC.

(Exact name of registrant as specified in its charter)

Ohio	000-5734	34-0907152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28925 Fountain Parkway, Solon, Ohio		44139
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (440) 519-8700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition; and

Item 7.01	Regulation FD Disclosure

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On June 14, 2011, Agilysys, Inc. (the “Company”) issued a press release announcing its results for the fiscal 2011 fourth quarter and year ended March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the slide presentation for the earnings webcast conference call is also attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following item is furnished as an exhibit to this current report on Form 8-K:

99.1	Press release issued by the Company dated June 14, 2011, announcing its results for the fiscal 2011 fourth quarter and year ended March 31, 2010.

99.2	Fourth quarter and year ended March 31, 2011 slide presentation for earnings webcast conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

By:	/s/ Henry R. Bond
Henry R. Bond
Senior Vice President and Chief Financial Officer

Date: June 14, 2011

Exhibit Index

Exhibit Number	Description

99.1	Press release issued by the Company dated June 14, 2011, announcing its results for the fiscal 2011 fourth quarter and year ended March 31, 2011.

99.2	Fourth quarter and year ended March 31, 2011 slide presentation for earnings webcast conference call.